Exhibit 99.1

NEWS RELEASE
FOR RELEASE: IMMEDIATE
GATX CORPORATION REPORTS 2010 SECOND QUARTER RESULTS
     CHICAGO, July 22 - GATX Corporation (NYSE:GMT) today reported 2010 second quarter net income of $21.5 million or $.46 per diluted share, compared to 2009 second quarter net income of $12.7 million or $.27 per diluted share. The 2010 second quarter results include a net benefit of $3.3 million or $.07 per diluted share related to the favorable resolution of a litigation matter and a tax accrual reversal, partially offset by negative fair-value adjustments on interest rate swaps at GATX’s European rail affiliate, AAE Cargo (AAE). The 2009 second quarter results include negative fair-value adjustments of $6.7 million or $.14 per diluted share, related to the AAE interest rate swaps.
     Net income for the first six months of 2010 was $40.2 million or $.86 per diluted share, compared to $40.3 million or $.83 per diluted share in the prior year period. The 2010 year-to-date results include a net benefit of $2.5 million or $.05 per diluted share related to the aforementioned litigation matter and tax accrual reversal, partially offset by the negative fair-value adjustments on interest rate swaps at AAE. The 2009 year-to-date results include negative fair-value adjustments of $18.3 million or $.37 per diluted share related to the AAE interest rate swaps.
     Brian A. Kenney, president and chief executive officer of GATX, stated, “The North American railcar leasing market continues to be challenging. Although GATX’s absolute lease rates and fleet utilization increased during the quarter, revenue remains under pressure. This is demonstrated by an 18.6% decrease in our Lease Price Index (LPI) during the quarter, which is consistent with our outlook entering the year. Industry participants continue to price aggressively in order to put the large number of idle cars back into service.
     “Both Specialty and American Steamship Company (ASC) reported improved second quarter results versus the prior year. Specialty’s asset remarketing improved during the quarter, and volumes at ASC increased sharply over the prior year period as demand for iron ore has grown.”
     Mr. Kenney concluded, “While we are seeing signs of recovery in our markets, they remain inconsistent, making it difficult to forecast longer term trends. Therefore, our 2010 full-year earnings guidance remains unchanged at $1.50 to $1.70 per diluted share, excluding the impact of the items noted above. The market environment and our financial results to date are generally in line with the expectations we had entering the year.”
RAIL
     Rail segment profit was $29.4 million in the second quarter of 2010, compared to second quarter 2009 segment profit of $44.3 million. The 2010 and 2009 second quarter results include negative pre-tax adjustments of $5.0 million and $7.5 million, respectively, related to the change in fair-value of interest rate swaps at AAE. Rail reported segment profit of $78.7 million year to date 2010, compared to $87.5 million in the same period 2009. The 2010 and 2009 year-to-date results include negative pre-tax adjustments of $5.9 million and $21.8 million, respectively, related to the interest rate swaps at AAE.
     At June 30, 2010, Rail’s North American fleet totaled approximately 109,000 cars, and fleet utilization was 96.5% compared to 96.0% at the end of the first quarter and 95.9% in the fourth quarter of 2009. GATX’s LPI decreased 18.6% in the second quarter, compared to a 15.2% decrease in the first quarter and an 18.7% decrease in the 2009 fourth quarter. The average lease renewal term for cars in the LPI in the second quarter was 36 months compared to 31 months in the first quarter and 43 months in the fourth quarter of 2009.
     Rail’s European wholly-owned tank car fleet totaled approximately 20,000 cars and utilization was 94.4%, consistent with the first quarter and down nominally from 94.7% in the fourth quarter of 2009.
     Additional current and historical fleet and operating data as well as macroeconomic data related to Rail’s business can be found on the last page of this press release.
SPECIALTY
     Specialty reported segment profit of $14.5 million in the second quarter of 2010 compared to $7.3 million in the second quarter 2009. Year to date, Specialty reported segment profit of $26.6 million, compared to $30.3 million in the same period in 2009. Improved asset remarketing during the second quarter is the primary driver of the increase in segment profit compared to the prior year period. However, asset remarketing is below 2009 year-to-date levels, which accounts for the lower 2010 year-to-date results.
     The Specialty portfolio currently consists of approximately $699.4 million of owned assets (including on and off balance sheet assets) and third-party managed portfolios totaling approximately $228.1 million.
AMERICAN STEAMSHIP COMPANY
     American Steamship Company (ASC) reported segment profit of $9.1 million in the second quarter of 2010 compared to $4.0 million in the second quarter 2009. Segment profit year-to-date 2010 was $9.5 million, compared to $8.8 million year-to-date 2009. The year-to-date 2009 results include the receipt of a $5.6 million recovery from the settlement of a litigation matter. Steel mill capacity utilization and production are up significantly from the prior year and ASC’s tonnage volumes have increased accordingly.
COMPANY DESCRIPTION
     GATX Corporation (NYSE:GMT) provides leasing and related services to customers operating rail, marine and other targeted assets. GATX is a leader in leasing transportation assets and controls one of the largest railcar fleets in the world. Applying over a century of operating experience and strong market and asset expertise, GATX provides quality assets and services to customers worldwide. GATX has been headquartered in Chicago, Illinois since its founding in 1898 and has traded on the New York Stock Exchange since 1916. For more information, visit the Company’s website at www.gatx.com.

TELECONFERENCE INFORMATION
GATX Corporation will host a teleconference to discuss 2010 first quarter results. Teleconference details are as follows:
Thursday, July 22
11:00 A.M. Eastern Time
Domestic Dial-In: 1-800-575-5790
International Dial-In: 1-719-325-2138
Replay: 1-888-203-1112 / Access Code: 7497458
Call-in details, a copy of this press release and real-time audio access are available at www.gatx.com. Please access the call 15 minutes prior to the start time. Following the call, a replay will be available on the same site.
FORWARD-LOOKING STATEMENTS
This document contains statements that may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and are subject to the safe harbor provisions of those sections and the Private Securities Litigation Reform Act of 1995. Some of these statements may be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” or other words and terms of similar meaning. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, including those described in GATX’s Annual Report on Form 10-K and other filings with the SEC, and that actual results or developments may differ materially from those in the forward-looking statements. Specific factors that might cause actual results to differ from expectations include, but are not limited to, general economic, market, regulatory and political conditions in the rail, marine, industrial and other industries served by GATX and its customers; lease rates, utilization levels and operating costs in GATX’s primary operating segments; conditions in the capital markets; changes in GATX’s credit ratings and financing costs; regulatory rulings that may impact the economic value and operating costs of assets; competitive factors in GATX’s primary markets including lease pricing and asset availability; changes in loss provision levels within GATX’s portfolio; impaired asset charges that may result from changing market conditions or portfolio management decisions implemented by GATX; the opportunity for remarketing income; the outcome of pending or threatened litigation; and other factors. Given these risks and uncertainties, readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis, judgment, belief or expectation only as of the date hereof. GATX has based these forward-looking statements on information currently available and disclaims any intention or obligation to update or revise these forward-looking statements to reflect subsequent events or circumstances.
FOR FURTHER INFORMATION CONTACT:
GATX Corporation
Jennifer Van Aken
312-621-6689
jennifer.vanaken@gatx.com
Investor, corporate, financial, historical financial, photographic and news release information may be found at www.gatx.com.
(07/22/10)
—Tabular Follows—

GATX CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In Millions, Except Per Share Data)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2010	2009	2010	2009
Gross Income
Lease income	$213.7	$223.1	$434.9	$455.9
Marine operating revenue	52.4	38.3	60.7	39.4
Asset remarketing income	3.9	7.7	18.3	22.1
Other income	18.2	13.8	37.9	28.4

Revenues	288.2	282.9	551.8	545.8
Share of affiliates’ earnings	6.6	5.9	24.9	7.4

Total Gross Income	294.8	288.8	576.7	553.2

Ownership Costs
Depreciation	55.1	55.4	106.8	106.5
Interest expense, net	41.2	43.3	83.8	84.8
Operating lease expense	34.8	33.6	69.4	67.5

Total Ownership Costs	131.1	132.3	260.0	258.8

Other Costs and Expenses
Maintenance expense	65.2	68.2	133.0	129.5
Marine operating expense	35.1	24.5	41.5	25.2
Selling, general and administrative	32.8	34.0	66.3	67.1
Other	5.4	10.1	24.4	13.4

Total Other Costs and Expenses	138.5	136.8	265.2	235.2

Income before Income Taxes	25.2	19.7	51.5	59.2
Income Tax Provision	3.7	7.0	11.3	18.9

Net Income	$21.5	$12.7	$40.2	$40.3

GATX CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)
(In Millions, Except Per Share Data)
(Continued)

	Three Months Ended		Six Months Ended
	June 30		June 30
	2010	2009	2010	2009
Per Share Data

Basic	$0.47	$0.27	$0.87	$0.85

Average number of common shares	46.2	46.2	46.1	47.3

Diluted	$0.46	$0.27	$0.86	$0.83

Average number of common shares and common share equivalents	46.7	48.3	47.1	49.3

Dividends declared per common share	$0.28	$0.28	$0.56	$0.56

GATX CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(In Millions)

	June 30	December 31
	2010	2009
Assets

Cash and Cash Equivalents	$29.3	$41.7
Restricted Cash	31.6	33.2

Receivables
Rent and other receivables	73.5	68.7
Finance leases	301.7	309.7
Less: allowance for possible losses	(12.8)	(13.4)

	362.4	365.0

Operating Lease Assets, Facilities and Other
Rail	5,256.6	5,449.0
Specialty	258.6	245.4
ASC	387.2	380.2
Less: allowance for depreciation	(1,983.2)	(2,041.3)

	3,919.2	4,033.3

Investments in Affiliated Companies	454.8	452.2
Goodwill	86.8	97.5
Other Assets	198.9	183.5

Total Assets	$5,083.0	$5,206.4

Liabilities and Shareholders’ Equity

Accounts Payable and Accrued Expenses	$115.9	$123.0

Debt
Commercial paper and borrowings under bank credit facilities	101.3	70.8
Recourse	2,515.3	2,553.0
Nonrecourse	225.2	234.2
Capital lease obligations	52.0	54.8

	2,893.8	2,912.8

Deferred Income Taxes	728.9	730.6
Other Liabilities	299.5	337.4

Total Liabilities	4,038.1	4,103.8
Total Shareholders’ Equity	1,044.9	1,102.6

Total Liabilities and Shareholders’ Equity	$5,083.0	$5,206.4

GATX CORPORATION AND SUBSIDIARIES
SEGMENT DATA (UNAUDITED)
Three Months Ended June 30, 2010
(In Millions)

					GATX
	Rail	Specialty	ASC	Other	Consolidated
Gross Income
Lease income	$200.3	$12.4	$1.0	$—	$213.7
Marine operating revenue	—	—	52.4	—	52.4
Asset remarketing income	0.3	3.6	—	—	3.9
Other income	17.2	0.3	—	0.7	18.2

Revenues	217.8	16.3	53.4	0.7	288.2
Share of affiliates’ earnings	(4.7)	11.3	—	—	6.6

Total Gross Income	213.1	27.6	53.4	0.7	294.8

Ownership Costs
Depreciation	47.5	4.3	3.3	—	55.1
Interest expense, net	31.8	6.9	2.2	0.3	41.2
Operating lease expense	34.5	0.4	—	(0.1)	34.8

Total Ownership Costs	113.8	11.6	5.5	0.2	131.1

Other Costs and Expenses
Maintenance expense	61.5	—	3.7	—	65.2
Marine operating expense	—	—	35.1	—	35.1
Other	8.4	1.5	—	(4.5)	5.4

Total Other Costs and Expenses	69.9	1.5	38.8	(4.5)	105.7

Segment Profit	$29.4	$14.5	$9.1	$5.0	58.0

Selling, general and administrative					32.8

Income before Income Taxes					25.2
Income Tax Provision					3.7

Net Income					$21.5

Selected Data:

Investment Volume	$40.4	$13.5	$5.4	$1.6	$60.9

Asset Remarketing Income:
Disposition Gains on Owned Assets	0.3	0.2	—	—	0.5
Residual Sharing Income	—	3.4	—	—	3.4

Total Asset Remarketing Income	$0.3	$3.6	$—	$—	$3.9

Scrapping Gains (a)	$4.6	—	—	—	$4.6

(a)	Included in Other income

GATX CORPORATION AND SUBSIDIARIES
SEGMENT DATA (UNAUDITED)
Six Months Ended June 30, 2010
(In Millions)

					GATX
	Rail	Specialty	ASC	Other	Consolidated
Gross Income
Lease income	$405.2	$27.7	$2.0	$—	$434.9
Marine operating revenue	—	—	60.7	—	60.7
Asset remarketing income	12.8	5.5	—	—	18.3
Other income	36.5	0.5	—	0.9	37.9

Revenues	454.5	33.7	62.7	0.9	551.8
Share of affiliates’ earnings	3.9	21.0	—	—	24.9

Total Gross Income	458.4	54.7	62.7	0.9	576.7

Ownership Costs
Depreciation	95.1	8.4	3.3	—	106.8
Interest expense, net	63.5	13.7	4.3	2.3	83.8
Operating lease expense	68.9	0.7	—	(0.2)	69.4

Total Ownership Costs	227.5	22.8	7.6	2.1	260.0

Other Costs and Expenses
Maintenance expense	128.9	—	4.1	—	133.0
Marine operating expense	—	—	41.5	—	41.5
Other	23.3	5.3	—	(4.2)	24.4

Total Other Costs and Expenses	152.2	5.3	45.6	(4.2)	198.9

Segment Profit	$78.7	$26.6	$9.5	$3.0	117.8

Selling, general and administrative					66.3

Income before Income Taxes					51.5
Income Tax Provision					11.3

Net Income					$40.2

Selected Data:

Investment Volume	$88.5	$33.1	$7.0	$2.5	$131.1

Asset Remarketing Income:
Disposition Gains on Owned Assets	12.8	0.7	—	—	13.5
Residual Sharing Income	—	4.8	—	—	4.8

Total Asset Remarketing Income	$12.8	$5.5	$—	$—	$18.3

Scrapping Gains (a)	$8.7	—	—	—	$8.7

(a)	Included in Other income

GATX CORPORATION AND SUBSIDIARIES
SEGMENT DATA (UNAUDITED)
Three Months Ended June 30, 2009
(In Millions)

					GATX
	Rail	Specialty	ASC	Other	Consolidated
Gross Income
Lease income	$209.0	$13.0	$1.1	$—	$223.1
Marine operating revenue	—	—	38.3	—	38.3
Asset remarketing income	6.5	1.2	—	—	7.7
Other income	12.9	0.4	(0.1)	0.6	13.8

Revenues	228.4	14.6	39.3	0.6	282.9
Share of affiliates’ earnings	(3.5)	9.4	—	—	5.9

Total Gross Income	224.9	24.0	39.3	0.6	288.8

Ownership Costs
Depreciation	47.4	4.9	3.1	—	55.4
Interest expense, net	31.5	6.9	2.4	2.5	43.3
Operating lease expense	33.3	0.4	—	(0.1)	33.6

Total Ownership Costs	112.2	12.2	5.5	2.4	132.3

Other Costs and Expenses
Maintenance expense	62.9	—	5.3	—	68.2
Marine operating expense	—	—	24.5	—	24.5
Other	5.5	4.5	—	0.1	10.1

Total Other Costs and Expenses	68.4	4.5	29.8	0.1	102.8

Segment Profit (Loss)	$44.3	$7.3	$4.0	$(1.9)	53.7

Selling, general and administrative					34.0

Income before Income Taxes					19.7
Income Tax Provision					7.0

Net Income					$12.7

Selected Data:

Investment Volume	$101.5	$3.4	$3.4	$2.8	$111.1

Asset Remarketing Income:
Disposition Gains on Owned Assets	6.4	—	—	—	6.4
Residual Sharing Income	0.1	1.2	—	—	1.3

Total Asset Remarketing Income	$6.5	$1.2	$—	$—	$7.7

Scrapping Gains (a)	$1.3	—	—	—	$1.3

(a)	Included in Other income

GATX CORPORATION AND SUBSIDIARIES
SEGMENT DATA (UNAUDITED)
Six Months Ended June 30, 2009
(In Millions)

					GATX
	Rail	Specialty	ASC	Other	Consolidated
Gross Income
Lease income	$425.5	$28.3	$2.1	$—	$455.9
Marine operating revenue	—	—	39.4	—	39.4
Asset remarketing income	11.2	10.9	—	—	22.1
Other income	26.1	1.5	—	0.8	28.4

Revenues	462.8	40.7	41.5	0.8	545.8
Share of affiliates’ earnings	(12.4)	19.8	—	—	7.4

Total Gross Income	450.4	60.5	41.5	0.8	553.2

Ownership Costs
Depreciation	93.6	9.8	3.1	—	106.5
Interest expense, net	65.1	12.7	4.6	2.4	84.8
Operating lease expense	66.9	0.8	—	(0.2)	67.5

Total Ownership Costs	225.6	23.3	7.7	2.2	258.8

Other Costs and Expenses
Maintenance expense	124.1	—	5.4	—	129.5
Marine operating expense	—	—	25.2	—	25.2
Other	13.2	6.9	(5.6)	(1.1)	13.4

Total Other Costs and Expenses	137.3	6.9	25.0	(1.1)	168.1

Segment Profit (Loss)	$87.5	$30.3	$8.8	$(0.3)	126.3

Selling, general and administrative					67.1

Income before Income Taxes					59.2
Income Tax Provision					18.9

Net Income					$40.3

Selected Data:

Investment Volume	$172.0	$7.6	$6.6	$4.2	$190.4

Asset Remarketing Income:
Disposition Gains on Owned Assets	7.1	1.4	—	—	8.5
Residual Sharing Income	4.1	9.5	—	—	13.6

Total Asset Remarketing Income	$11.2	$10.9	$—	$—	$22.1

Scrapping Gains (a)	$3.5	—	—	—	$3.5

(a)	Included in Other income

GATX CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION (UNAUDITED)
(In Millions, Except Leverage)

	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010
Assets by Segment (includes off-balance sheet assets)
Rail	$5,037.1	$5,118.0	$5,110.4	$4,998.1	$4,899.7
Specialty	609.7	676.8	676.0	693.8	691.5
ASC	280.0	262.1	269.0	260.3	285.5
Other	85.7	88.5	92.2	90.3	89.5

Total Assets, Excluding Cash	$6,012.5	$6,145.4	$6,147.6	$6,042.5	$5,966.2

Non-performing Investments	$25.6	$18.4	$18.2	$17.8	$17.4

Capital Structure
Commercial Paper and Bank Credit Facilities,
Net of Unrestricted Cash	$198.6	$0.3	$29.1	$(132.4)	$72.0
On Balance Sheet Recourse Debt	2,321.8	2,627.7	2,553.0	2,764.1	2,515.3
On Balance Sheet Nonrecourse Debt	238.8	236.9	234.2	226.9	225.2
Off Balance Sheet Recourse Debt	784.0	801.7	813.0	742.6	746.3
Off Balance Sheet Nonrecourse Debt	209.6	206.7	203.1	200.3	197.8
Capital Lease Obligations	59.2	56.1	54.8	53.4	52.0

Total Borrowings, Net of Unrestricted Cash	$3,812.0	$3,929.4	$3,887.2	$3,854.9	$3,808.6

Total Recourse Debt (a)	$3,363.6	$3,485.8	$3,449.9	$3,427.7	$3,385.6
Shareholders’ Equity	$1,069.8	$1,112.2	$1,102.6	$1,096.2	$1,044.9
Recourse Leverage	3.1	3.1	3.1	3.1	3.2

(a)	Total Recourse Debt = On Balance Sheet Recourse + Off Balance Sheet Recourse

+	Capital Lease Obligations + Commercial Paper and Bank Credit Facilities, Net of Unrestricted Cash

(b)	Recourse Leverage = Total Recourse Debt / Shareholders’ Equity

GATX CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL INFORMATION (UNAUDITED)
(Continued)

	6/30/2009	9/30/2009	12/31/2009	3/31/2010	6/30/2010
North American Rail Statistics (wholly-owned fleet)
Lease Price Index (LPI) (a)
Average Renewal Lease Rate Change	-9.8%	-8.5%	-18.7%	-15.2%	-18.6%
Average Renewal Term (months)	36	39	43	31	36

Fleet Rollforward
Beginning Balance	112,326	111,154	111,206	110,870	108,918
Cars Added	711	1,478	774	346	434
Cars Scrapped	(1,056)	(1,302)	(1,108)	(1,026)	(726)
Cars Sold	(827)	(124)	(2)	(1,272)	—
Ending Balance	111,154	111,206	110,870	108,918	108,626
Utilization	96.0%	95.9%	95.9%	96.0%	96.5%

GATX Rail Europe Statistics (wholly-owned fleet)
Fleet Rollforward
Beginning Balance	19,886	20,000	20,005	20,033	20,321
Cars Added	124	91	100	288	15
Cars Scrapped/Sold	(10)	(86)	(72)	—	(34)
Ending Balance	20,000	20,005	20,033	20,321	20,302
Utilization	95.6%	94.7%	94.7%	94.4%	94.4%

Rail Industry Statistics
Manufacturing Capacity Utilization Index (b)	68.2%	70.5%	71.6%	72.8%	74.1%
Year-over-year Change in U.S. Carloadings (total, excl. intermodal) (c)	-19.5%	-18.1%	-16.1%	2.2%	7.8%
Year-over-year Change in U.S. Carloadings (chemical) (c)	-17.3%	-14.0%	-9.6%	13.5%	12.8%
Year-over-year Change in U.S. Carloadings (petroleum products) (c)	-14.8%	-13.4%	-11.1%	2.0%	4.9%
Production Backlog at Railcar Manufacturers (d)	21,558	19,343	10,462	12,990	14,930

American Steamship Company (ASC) Statistics
Total Net Tons Carried (millions)	6.3	6.1	8.6	1.3	8.3

(a)	LPI is an internally generated business indicator that measures general lease rate pricing on renewals within GATX’s North American rail fleet. The index reflects the weighted average lease rate for a select group of railcar types that GATX believes to be representative of its overall North American fleet. The LPI measures the percentage change between the weighted average renewal lease rate and the weighted average expiring lease rate. Average renewal term reflects the weighted average renewal lease term in months.

(b)	As reported and revised by the Federal Reserve

(c)	As reported by the Association of American Railroads (AAR)

(d)	As reported by the Railway Supply Institute (RSI)